UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 3, 2009

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation	Commission File No.	(I.R.S. Employer Identification No.)
or organization)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On September 3, 2009, Walter Energy, Inc. (the “Company”) entered into Amendment No. 6 (the “Sixth Amendment” or “Amendment No. 6”) to its credit agreement dated October 3, 2005 by and among the Company, Bank of America, N.A., as Administrative Agent and Lender, SunTrust Bank, as co-syndication agent and Lender, Calyon New York Branch, as co-syndication agent and documentation agent, Regions Bank, as co-syndication agent and Lender, Banc of America Securities LLC, and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and Banc of America Securities LLC, SunTrust Robinson Humphrey, Inc., Calyon New York Branch and Regions Capital Markets, as joint bookrunners and the other lenders signatory thereto (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings given thereto in the Credit Agreement. The Credit Agreement governs the Company’s $350.0 million Revolving Credit Facility due October 4, 2010 and its $138.2 million Term Loan Facility due October 3, 2012.

The Sixth Amendment extends the maturity date for the Company’s Revolving Credit Facility to July 2, 2012 and amends the size of the Revolving Credit Facility to $300.0 million. The Revolving Credit Facility was originally scheduled to be reduced to $250.0 million by December 31, 2009. Subject to certain conditions, the Revolving Credit Facility can be increased to $425.0 million. Pricing on the Revolving Credit Facility increased 100 basis points. Capital expenditure and senior secured leverage ratio covenants in the Credit Agreement were eliminated and the Consolidated Leverage Ratio covenant was increased from 2.5-to-1.0 to 3.0-to-1.0.

The description of the Sixth Amendment of the Credit Agreement is qualified in its entirety by reference to the Sixth Amendment, including Exhibit A to the Sixth Amendment which contains the conformed Credit Agreement incorporating Amendment No. 6, a copy of which is attached to this Current Report as Exhibit 10.12 and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On September 3, 2009, the Company issued a press release announcing the amendment and extension to its bank facility. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01, including Exhibit 99.1 in Item 9.01 shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

10.12

Amendment No. 6 to Credit Agreement dated as of September 3, 2009, to the Credit Agreement dated October 3, 2005 by and among the Company, Bank of America, N.A., as Administrative Agent for the Lenders and each the other Lender signatory thereto, including Exhibit A, a copy of the conformed Credit Agreement incorporating Amendment No. 6

99.1	Press Release dated September 3, 2009, Walter Energy Amends and Extends Revolving Credit Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: September 8, 2009	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President
Assistant General Counsel and Secretary